Exhibit 17

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.

To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	E50056-S74949	KEEP THIS PORTION FOR YOUR RECORDS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

DETACH AND RETURN THIS PORTION ONLY

BP CAPITAL TWINLINE ENERGY FUND

The Board of Trustees recommends that you vote FOR the Agreement and Plan of Reorganization and FOR adjournment of the special meeting.			For	Against	Abstain

1.
Proposal to approve an Agreement and Plan of Reorganization pursuant to which all of the assets of the BP Capital TwinLine Energy Fund will be transferred to the Hennessy BP Energy Fund, in exchange for Investor Class and Institutional Class shares of the Hennessy BP Energy Fund, which will be distributed pro rata by the BP Capital TwinLine Energy Fund to its Class A and Class I shareholders, respectively, and the Hennessy BP Energy Fund will continue the business and assume the BP Capital TwinLine Energy Fund's liabilities (other than the excluded liabilities):
			☐	☐	☐

2.
If necessary, a proposal to adjourn the special meeting to permit further solicitation of proxies in the event a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the special meeting to approve the Agreement and Plan of Reorganization:
			☐	☐	☐

In the discretion of the above named proxies, to transact such other business that may properly come before the special meeting or any postponements or adjournments thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy. If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney, or other fiduciary, please indicate full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice, Proxy Statement, most recent Annual and Semi-Annual Report of the
BP Capital TwinLine Energy Fund, and Form of Proxy are available at www.proxyvote.com.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

E50057-S74949

PROFESSIONALLY MANAGED PORTFOLIOS

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder constitutes and appoints Neil J. Hennessy, Teresa M. Nilsen, Kathryn R. Fahy, and Daniel B. Steadman, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to represent and to vote all Class A and Class I shares of the BP Capital TwinLine Energy Fund held of record by the undersigned on [August 13], 2018, as designated on the reverse side at the Special Meeting of Shareholders of the BP Capital TwinLine Energy Fund at 615 East Michigan Street, Milwaukee, Wisconsin 53202 on [October 22], 2018, at 10:00 a.m., local time, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendations.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.

To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	E50058-S74949	KEEP THIS PORTION FOR YOUR RECORDS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

DETACH AND RETURN THIS PORTION ONLY

BP CAPITAL TWINLINE MLP FUND

The Board of Trustees recommends that you vote FOR the Agreement and Plan of Reorganization and FOR adjournment of the special meeting.			For	Against	Abstain

1.
Proposal to approve an Agreement and Plan of Reorganization pursuant to which all of the assets of the BP Capital TwinLine MLP Fund will be transferred to the Hennessy BP Midstream Fund, in exchange for Investor Class and Institutional Class shares of the Hennessy BP Midstream Fund, which will be distributed pro rata by the BP Capital TwinLine MLP Fund to its Class A and Class I shareholders, respectively, and the Hennessy BP Midstream Fund will continue the business and assume the BP Capital TwinLine MLP Fund's liabilities (other than the excluded liabilities):
			☐	☐	☐

2.
If necessary, a proposal to adjourn the special meeting to permit further solicitation of proxies in the event a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the special meeting to approve the Agreement and Plan of Reorganization:
			☐	☐	☐

In the discretion of the above named proxies, to transact such other business that may properly come before the special meeting or any postponements or adjournments thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy. If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney, or other fiduciary, please indicate full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice, Proxy Statement, most recent Annual and Semi-Annual Report of the
BP Capital TwinLine MLP Fund, and Form of Proxy are available at www.proxyvote.com.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

E50059-S74949

PROFESSIONALLY MANAGED PORTFOLIOS

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder constitutes and appoints Neil J. Hennessy, Teresa M. Nilsen, Kathryn R. Fahy, and Daniel B. Steadman, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to represent and to vote all Class A and Class I shares of the BP Capital TwinLine MLP Fund held of record by the undersigned on [August 13], 2018, as designated on the reverse side at the Special Meeting of Shareholders of the BP Capital TwinLine MLP Fund at 615 East Michigan Street, Milwaukee, Wisconsin 53202 on [October 22], 2018, at [TBD], local time, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendations.